Summary Prospectus and Statutory Prospectus dated September 4, 2020
The purpose of this supplement is to provide you with changes to the current Prospectuses for the Fund listed below:
Invesco V.I. High Yield Fund
This supplement amends the Summary Prospectus and Statutory Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the applicable Summary Prospectus and Statutory Prospectus and retain it for future reference.
Invesco Canada Ltd. no longer serves as the sub-adviser to Invesco V.I. High Yield Fund. Therefore, all references to Invesco Canada Ltd. in each prospectus are hereby removed.
VIHYI-SUMSTAT-SUP
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